EXHIBIT 10.6
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                                     CONSENT



     Subject to the sale by Switchboard Incorporated, a Delaware corporation (the "Corporation"), to the undersigned of 450,000 shares of common stock, $.01 par value per share, of the Corporation (the "Common Stock") pursuant to and in accordance with the terms of that certain Restricted Stock Agreement of even date herewith between the Corporation and the undersigned, the undersigned hereby consents to the termination and cancellation by the Corporation of options to purchase 900,000 shares of Common Stock granted to the undersigned by the Corporation on October 13, 1999.

     IN WITNESS WHEREOF, the undersigned has caused this Consent to be duly executed as of January 4, 2002.

                                               /s/Douglas J. Greenlaw
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                                               Douglas J. Greenlaw